Exhibit 99.1

Holly Energy Partners, L.P. Matthew P. Clifton Chairman, CEO RBC MLP Conference November 17, 2005

HEP background / History of Holly Corporation HEP Assets HEP's first acquisition-Alon USA assets HEP's second acquisition-Holly intermediate pipelines HEP financials HEP growth / safety / stability Presentation Topics:

Safe Harbor Disclosure Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation ("Holly") and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the intermediate pipelines acquired from Holly in July 2005 and of the pipelines and terminals acquired from Alon in February 2005, the ability of Holly and Holly Energy to successfully purchase and integrate any future acquired operations, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's, Alon's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission from time to time. All forward- looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEP's formation -- Holly Corporation as sponsor Holly Corporation (NYSE: HOC) 30 + years in the refining business Acquired refinery in Artesia, NM-expanded capacity 3 times since purchase Acquired refinery in Great Falls, MT (in stages from 1984 to 1992) Acquired refinery in Woods Cross, UT in 2003 Financial statistics for Holly: (all in millions, except market cap) 9/30/05 Cash $273.6 Debt $8.6 Market Cap (in billions) $1.9B EBITDA(9 mo. y-t-d) $238.9

HEP's formation -- Holly Corporation as sponsor Holly acquired and/or built extensive storage, terminalling and pipeline distribution network to support refining operations Inherent valuation problem with logistic assets (pipelines & terminals) owned by refiners: Logistic assets which are imbedded in refining operations tend to be valued at 'refining' multiples instead of 'logistics' multiples

HEP's formation -- Holly Corporation as sponsor Holly Energy Partners (NYSE: HEP) IPO Brought to market July 2004 7 million common units sold at $22.25 (opening price 11/14/05: $40.75) $100 million credit facility obtained, led by Union Bank of California (currently nothing drawn on facility)

Holly & HEP Assets HOLLY: 109,000 bpd of refining capacity Extensive crude oil gathering network in West Texas and Southeast New Mexico HOLLY ENERGY PARTNERS: Over 1,500 miles of product pipelines 11 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP

Existing Products Pipelines System delivers product to important New Mexico, Texas and Arizona markets Approx. 99% of Navajo's & 70% of Alon's refined products transported by HEP's pipelines Artesia to El Paso P/L System 2 HEP owned P/Ls transporting product from Artesia, NM to El Paso, TX North Products P/L P/L transporting product from Artesia, NM to Moriarty/Bloomfield, NM Alon P/L System P/L transporting product east from Big Spring to north central Texas P/L transporting product west from Big Spring to El Paso, TX

Rio Grande Pipeline Joint venture that owns 249 miles of pipeline Delivers LPGs to northern Mexico markets Increased to a controlling interest of 70% in 2003 Completed reconditioning in 2003 to facilitate expansion Long-term contract with BP as shipper BP owns the remaining 30% of the partnership BP guarantees a minimum average of 12,500 bpd for the duration of the agreement (through 2007)

Southwest Terminals 7 terminals with aggregate storage capacity of over 1,400,000 bbls Terminals integral to HEP's pipeline system Terminals also linked to multiple common carriers Recent construction at Moriarty and Bloomfield terminals allows increased volume and additional products to be shipped to New Mexico markets

Northwest Terminals 4 terminals with aggregate storage capacity of over 600,000 bbls Serve Holly's Woods Cross Refinery and other third party shippers Linked by third party pipelines 3 terminals acquired in 2003 as part of Holly's growth initiative Mountain Home is the only terminal that supplies Mountain Home Air Force base

Alon USA Pipelines & Terminal Acquisition-February 2005 Four refined products pipelines Over 500 miles of refined product pipelines 2 refined products terminals located in Abilene & Wichita Falls, TX A refined products tank farm located at Orla, TX Assets distribute approximately 70% of Alon's light refined products EBITDA from acquisition approx. $17mm annually Purchase price:$120mm in cash & 937,500 subordinated HEP units

HEP's Acquisition of Holly's Intermediate P/L's -July 2005 Two 65-mile product/feedstock pipelines Capacity of 84,000 bpd Transport crude oil, raw feedstocks & partially finished refined products from Holly's Lovington, NM refining facility to Holly's Artesia, NM facility EBITDA from acquisition approx. $10mm annually ($9mm in 1st year) Purchase price: $81.5 million

HEP has Uniquely Stable Cash Flows 94% of HEP's revenues come from long-term contracts 15-year agreements with Holly & Alon USA (on Alon assets acquired in 2005 ) Alon USA leases 20,000 bpd of capacity in the "8-12-8" pipeline from Orla to El Paso, Texas from HEP under three separate long-term leases (under 1998 lease agreement originally with Holly) BP contract on Rio Grande pipeline requiring BP to ship a minimum average of 12,500 bpd

HEP has Long-Term Contracts in Place Approximately $82 million of HEP revenue is subject to long-term contracts: Counterparty Type of Contract Revenue ($ millions) Holly Corp-IPO Assets Minimum Revenue Commitment 36.7 Holly Corp-Intermediate P/L Assets Minimum Revenue Commitment 11.8 Alon USA-Assets purchased in 2005 Minimum Volume Commitment 20.2 Alon USA-Lease Agreement Capacity Commitment (20,000bpd) 6.9 BP Minimum Volume Commitment 6.4 TOTAL 82.0

HEP Consolidated Statement Of Income Revenues: Affiliates $ 12,507 $ 31,878 Third parties 9,010 25,673 21,517 57,551 Operating costs and expenses: Operations 6,333 18,169 Depreciation and amortization 3,924 10,136 General and administrative 1,075 3,042 11,332 31,347 Operating income 10,185 26,204 Other income (expense): Interest income 201 434 Interest expense (3,038) (6,521) (6,087) (6,087) Minority interest in Rio Grande Pipeline Company (56) (458) Net income 7,292 19,659 Less: Net income attributable to Predecessor - - General partner interest in net income 208 455 Limited partners' interest in net income $ 7,084 $ 19,204 Net income per limited partner unit $ 0.44 $ 1.27 EBITDA $14,053 $35,882 Distributable cash flow $11,424 $30,114 Weighted average limited partners' units outstanding 16,018 15,103 Nine Months Ended Sept. 30, 2005 Three Months Ended Sept. 30, 2005 (in ,000's except per unit amounts) (in ,000's except per unit amounts)

HEP Distributable Cash Flow Net income $7,292 $19,659 Add interest expense 2,803 5,978 Add amortization of deferred debt issuance costs 235 543 Subtract interest income (201) (434) Add depreciation and amortization 3,924 10,136 EBITDA (1) 14,053 35,882 Subtract interest expense (2,803) (5,978) Add interest income 235 434 Subtract maintenance capital expenditures (2) (27) (224) Distributable cash flow (3) $ 11,424 $ 30,114 Nine Months Ended Sept. 30, 2005 (1) Defined at end of presentation (2)Maintenance capital expenditures are capital expenditures made to replace partially or fully depreciated assets in order to maintain the existing operating capacity of our assets and to extend their useful lives. (3) Distributable cash flow is not a calculation based upon U.S. GAAP. Three Months Ended Sept. 30, 2005 (in ,000's) (in ,000's)

Earnings & Cash Flow Guidance-'Go Forward' / Full Year Basis* EBITDA: $60+ million Interest Expense 6.25% on $125 million Three months LIBOR plus 115.75 basis points on $60 million Commitment fee of 50 basis points on $100 million credit facility, and Approx. $1 million of annual amortization of debt issuance and underwriting costs Depreciation & Amortization: Approx. $16 million Maintenance Capital Expenditures: Approx. $2 million *Assumes assets acquired during 2005 contribute to earnings and cash flow on a 12-month (full year) basis

HEP EBITDA Growth since IPO At IPO (7/04) Alon (2/05) Imm P/L (7/05) Total East 35 35 52 62 17 9 In millions Incremental EBITDA growth from acquisitions

HEP Distribution Growth since IPO Nov '04* Feb '05 May '05 Aug '05 Nov '05 East 0.435 0.5 0.55 0.575 0.6 Quarterly Distributions per unit * Less than a full calendar quarter-distribution paid at pro-rated $0.50/qtr Goal is 10% coverage ratio for quarterly distribution

Strong Market Performance From RBC Capital Markets-Weekly MLP Statistics, Oct. 18, 2005

Key HEP Investment Highlights Well maintained assets serving high growth markets Stable base of revenue with long-term fee based commitments No commodity risk / stable operations --Won't take any commodity risk --Stable operating cost structure Disciplined growth strategy Conservative financial structure --Growth with mix of debt & equity

Holly Energy Partners, L.P. (HEP) Question period from audience Holly Energy Partners, L.P. 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555

Definitions EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles ("U.S. GAAP"). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants.